UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005 (February 14, 2005)

SYBASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16493	94-2951005
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices, including zip code)

(925) 236-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry Into a Material Definitive Agreement.

     The information set forth in Item 3.03 hereof is incorporated by reference into this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

     On February 14, 2005, the Board of Directors of the Company amended its Preferred Share Rights Agreement, dated July 31, 2002, between the Company and American Stock Transfer and Trust Company (the “Rights Agreement”), by adopting Amendment No. 1 attached hereto (the “Amendment”).

     The Amendment amends the definition of “Beneficial Owner” and the definition of “Beneficially Own” contained in the Rights Agreement by providing that the acquisition of securities directly from the Company by initial purchasers (the “Initial Purchasers”) with the intent to resell such securities to qualified institutional buyers pursuant to Rule 144A, to investors outside of the United States pursuant to Regulation S or to other institutional investors shall not cause such Initial Purchasers to be deemed to be a Beneficial Owner of or to Beneficially Own such securities of the Company for purposes of the Rights Agreement. The Amendment also clarifies that securities acquired from the Company by underwriters and selling group members pursuant to a customary underwriting agreement with the Company or customary agreements among underwriters and selling group members in a bona fide public offering shall not cause such persons to be deemed to be a Beneficial Owner of or to Beneficially Own such securities for purposes of the Rights Agreement.

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     The original Rights Agreement was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on August 5, 2002. The original Rights Agreement and the exhibits attached thereto are incorporated by reference herein. Amendment No. 1 to the Rights Agreement is attached hereto as Exhibit 4.2 and incorporated by reference herein.

Item 8.01 Other Events.

     On February 14, 2005 and on February 15, 2005, the Company issued press releases with respect to its offer and sale of $400 million aggregate principal amount of 1.75% Convertible Subordinated Notes due 2025, plus an additional aggregate principal amount of up to $60 million at the option of the initial purchasers. Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are filed as part of this report.

Exhibit No.	Description
4.2	Amendment No. 1 dated as of February 14, 2005 to the Preferred Share Rights Agreement dated as of July 31, 2002 between the Company and American Stock Transfer and Trust Company.

99.1	Press Release issued by the Company on February 14, 2005 announcing its intention to offer Convertible Subordinated Notes.

99.2	Press Release issued by the Company on February 15, 2005 announcing the pricing of its 1.75% Convertible Subordinated Notes.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.
Date: February 17, 2005	By:	/s/ DANIEL R. CARL
		Name:	Daniel R. Carl
		Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
4.2	Amendment No. 1 dated as of February 14, 2005 to the Preferred Share Rights Agreement dated as of July 31, 2002 between the Company and American Stock Transfer and Trust Company.

99.1	Press Release issued by the Company on February 14, 2005 announcing its intention to offer Convertible Subordinated Notes.

99.2	Press Release issued by the Company on February 15, 2005 announcing the pricing of its 1.75% Convertible Subordinated Notes.